UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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	Definitive Proxy Statement

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	Soliciting Material Pursuant to §240.14a-12

BIMINI CAPITAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 29, 2011 FOR THE ANNUAL MEETING OF STOCKHOLDERS OF BIMINI CAPITAL MANAGEMENT, INC.

Dear Stockholders,

On or about May 5, 2011, Bimini Capital Management, Inc. (the “Company”) made available to stockholders its proxy statement describing the matters to be voted upon at its annual meeting (the “Annual Meeting”), including approval of the Bimini Capital Management, Inc. 2011 Long Term Incentive Compensation Plan (the “2011 Plan”).

As disclosed in supplemental proxy materials filed with the Securities and Exchange  Commission (“SEC”) on July 13, 2011, sufficient votes have not been obtained to approve the 2011 Plan.  The Annual Meeting has therefore been adjourned with respect to the approval of the 2011 Plan until Friday, August 12, 2011 at 4 p.m. local time at the Company’s offices at 3305 Flamingo Drive, Vero Beach, Florida 32963.

In connection with the adjournment of the Annual Meeting, the Company has decided to amend the 2011 Plan in order to impose an additional limit on the maximum number of equity awards that may be granted under the 2011 Plan.  In particular, aggregate awards under the 2011 Plan may not exceed ten percent of the Company’s issued and outstanding shares of common stock on a fully diluted basis.  This restriction has been incorporated into Section 5.02(a) of the 2011 Plan, which now provides as follows (new text appears in bold italics):

(a)           The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units is equal to 4,000,000 shares.  Notwithstanding the preceding sentence, no Awards may be granted if the sum of (i) the number of shares of Common Stock subject to such Awards, (ii) the number of shares of Common Stock subject to previously granted Awards that are outstanding on the date of the grant, (iii) the number of shares of Common Stock previously issued in settlement or upon exercise of previously granted Awards and (iv) the number of shares of Common Stock that previously vested under previously granted Stock Awards and Other Equity-Based Awards exceeds ten percent of the number of issued and outstanding shares of Common Stock, on a fully diluted basis (assuming the exercise of all outstanding Options and the conversion of all warrants and convertible securities into shares of Common Stock), on the date of the grant.

The 2011 Plan, as amended, is attached as Exhibit A, and it will be submitted for approval at the Annual Meeting on Friday, August 12, 2011.

Stockholders who have not voted with respect to the 2011 Plan are encouraged to do so promptly.  For stockholders who have already voted on this proposal, no additional action is required.  Proxies may be submitted or revoked at any time prior to the adjourned meeting on August 12, 2011.

Stockholders are urged to read the proxy statement, which contains important information that should be read carefully before any decision is made with respect to the 2011 Plan.  The Company filed the proxy statement with the SEC on April 29, 2011.  Stockholders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at the SEC’s web site at http://www.sec.gov.  Such documents may also be obtained free of charge by contacting the Company at 3305 Flamingo Drive, Vero Beach, Florida 32963 or by telephone at (772) 231-1400.

EXHIBIT A
BIMINI CAPITAL MANAGEMENT, INC.
2011 LONG TERM INCENTIVE COMPENSATION PLAN

BIMINI CAPITAL MANAGEMENT, INC.

2011 LONG TERM INCENTIVE COMPENSATION PLAN

TABLE OF CONTENTS

Article I DEFINITIONS		1
1.01.	Affiliate	1
1.02.	Agreement	1
1.03.	Award	1
1.04.	Board	1
1.05.	Change in Control	1
1.06.	Code	2
1.07.	Committee	2
1.08.	Common Stock	3
1.09.	Company	3
1.10.	Control Change Date	3
1.11.	Corresponding SAR	3
1.12.	Dividend Equivalent Right	3
1.13.	Exchange Act	4
1.14.	Fair Market Value	4
1.15.	Incentive Award	4
1.16.	Initial Value	4
1.17.	Option	4
1.18.	Other Equity-Based Award	4
1.19.	Participant	5
1.20.	Performance Measure	5
1.21.	Performance Units	5
1.22.	Plan	5
1.23.	REIT	5
1.24.	SAR	5
1.25.	Stock Award	6
1.26.	Ten Percent Stockholder	6
Article II PURPOSES		6
Article III ADMINISTRATION		6
Article IV ELIGIBILITY		7
Article V COMMON STOCK SUBJECT TO PLAN		8
5.01.	Common Stock Issued	8
5.02.	Aggregate Limit	8
5.03.	Reallocation of Shares	8
5.04.	Individual Award Limit	9
Article VI OPTIONS		9
6.01.	Award	9
6.02.	Option Price	9
6.03.	Maximum Option Period	9
6.04.	Nontransferability	9
6.05.	Transferable Options	10
6.06.	Employee Status	10
6.07.	Exercise	10
6.08.	Payment	11
6.09.	Stockholder Rights	11
6.10.	Disposition of Shares	11
Article VII SARS		11
7.01.	Award	11
7.02.	Maximum SAR Period	11
7.03.	Nontransferability	12
7.04.	Transferable SARs	12
7.05.	Exercise	12
7.06.	Employee Status	13
7.07.	Settlement	13
7.08.	Stockholder Rights	13
Article VIII STOCK AWARDS		13
8.01.	Award	13
8.02.	Vesting	13
8.03.	Employee Status	14
8.04.	Stockholder Rights	14
Article IX PERFORMANCE UNIT AWARDS		14
9.01.	Award	14
9.02.	Earning the Award	14
9.03.	Payment	15
9.04.	Stockholder Rights	15
9.05.	Nontransferability	15
9.06.	Transferable Performance Units	15
9.07.	Employee Status	15
Article X OTHER EQUITY–BASED AWARDS		16
10.01.	Award	16
10.02.	Terms and Conditions	16
10.03.	Payment or Settlement	16
10.04.	Employee Status	16
10.05.	Stockholder Rights	17
Article XI INCENTIVE AWARDS		17
11.01.	Award	17
11.02.	Terms and Conditions	17
11.03.	Nontransferability	17
11.04.	Employee Status	17
11.05.	Settlement	17
11.06.	Stockholder Rights	18
Article XII ADJUSTMENT UPON CHANGE IN COMMON STOCK		18
Article XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		18
Article XIV GENERAL PROVISIONS		19
14.01.	Effect on Employment and Service	19
14.02.	Unfunded Plan	19
14.03.	Rules of Construction	19
14.04.	Withholding Taxes	19
14.05.	REIT Status	20
14.06.	Code Section 409A	20
Article XV CHANGE IN CONTROL		21
15.01.	Impact of Change in Control.	21
15.02.	Assumption Upon Change in Control.	21
15.03.	Cash-Out Upon Change in Control.	21
15.04.	Limitation of Benefits	22
Article XVI AMENDMENT		23
Article XVII DURATION OF PLAN		24
Article XVIII EFFECTIVE DATE OF PLAN		24

ARTICLE I

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DEFINITIONS

1.01.	Affiliate

Affiliate means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships).  For this purpose, the term “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of shares or interests in the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

1.02.	Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.	Award

Award means any Option, SAR, Stock Award, Performance Unit, Other Equity-Based Award or Incentive Award.

1.04.	Board

Board means the Board of Directors of the Company.

1.05.	Change in Control

“Change in Control” shall mean a change in control of the Company which will be deemed to have occurred after the date hereof if:

(1)any “person” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of outstanding Company securities;

(2)during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this Section 1.05 or (B) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(3)there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which the holders of Company voting securities immediately before the merger or consolidation continue to own more than 50% or more of the combined voting power of the Company or the surviving entity in the merger or consolidation or any parent thereof outstanding immediately after such merger or consolidation; or

(4)there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect, including a liquidation) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power and common stock of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale.

If a change in control constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in (1), (2), (3) or (4) above, as applicable, constitutes a “change in control event” under Treasury Regulation Section 1.409A-3(i)(5).

1.06.	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.07.	Committee

Committee means the Compensation Committee of the Board.  Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under the Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee.  If there is no Compensation Committee, then “Committee” means the Board; and provided, further, that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate, “Committee” means the Board.

1.08.	Common Stock

Common Stock means the Class A common stock[, par value $0.001 per share,] of the Company.

1.09.	Company

Company means Bimini Capital Management, Inc., a Maryland corporation.

1.10.	Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.11.	Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.12.	Dividend Equivalent Right

Dividend Equivalent Right means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, shares or other property in amounts equivalent to the cash, shares or other property dividends declared on shares of Common Stock with respect to specified Performance Units or units denominated in shares of Common Stock or other Company securities subject to an Other Equity-Based Award, as determined by the Committee, in its sole discretion.  The Committee may provide that such Dividend Equivalents (if any) shall be distributed only when, and to the extent that, the underlying award is vested or earned and also may provide that Dividend Equivalents (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.13.	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.14.	Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on such date on the principal exchange on which the Common Stock is listed for trading (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15.	Incentive Award

Incentive Award means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.

1.16.	Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per  share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant.  Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders.

1.17.	Option

Option means a share option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.18.	Other Equity-Based Award

Other Equity-Based Award means any award other than an Option, SAR, a Performance Unit or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, Common Stock (including securities convertible into Common Stock) or other equity interests.

1.19.	Participant

Participant means an employee or officer of the Company or an Affiliate, an individual who provides services to the Company or an Affiliate and a member of the Board, and in each case who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.20.	Performance Measure

Performance Measure means with respect to the Company or an Affiliate: (i) return on equity, (ii) total earnings, (iii) earnings growth, (iv) return on capital, (v) return on capital employed, (vi) Fair Market Value, (vii) appreciation in Fair Market Value, (viii) capital raised in the sale of common equity, (ix) net interest margin, (x) comparison of Common Stock performance with market indices or peer groups, (xi) earnings per share, (xii) dividends per share, (xiii) income from continuing operations or core earnings, i.e., net interest income less direct operating expenses and general and administrative expenses but disregarding items specified by the Committee (e.g., items related to discontinued operations, extraordinary items, non-recurring items, the effects of changes in tax laws or regulations or changes in applicable accounting standards), (xiv) assets under management (with or without leverage limitations prescribed by the Committee), (xv) book value per share of Common Stock or growth in book value per share of Common Stock or (xvi) maintenance of book value per share of Common Stock.

1.21.	Performance Units

Performance Units means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.

1.22.	Plan

Plan means this Bimini Capital Management, Inc. 2011 Long Term Incentive Compensation Plan.

1.23.	REIT

REIT means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.24.	SAR

SAR means a share appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.25.	Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII.

1.26.	Ten Percent Stockholder

Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company.  An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, directors and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders.  The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Other Equity-Based Awards and Incentive Awards in accordance with the Plan and any procedures that may be established by the Committee.  No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option (and shall be considered a nonstatutory option in the event, and to the extent, of such failure).  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Committee.  The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate.  Such terms may include, but are not limited to, conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of an Award.  Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, Performance Units or an Incentive Award may be settled.  In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan.  The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.  The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.  Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive.  The members of the Committee shall not be liable for any act done in good faith with respect to this Plan, any Agreement or any Award.  All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV

ELIGIBILITY

Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan.  In addition, any other individual who provides services to the Company or an Affiliate is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company.

ARTICLE V

COMMON STOCK SUBJECT TO PLAN

5.01.	Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or Performance Units, the Company may deliver to the Participant shares of Common Stock from its treasury shares or authorized but unissued Common Stock.  Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in Common Stock, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its treasury shares or authorized but unissued Common Stock.

5.02.	Aggregate Limit

(a)           The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units is equal to 4,000,000 shares.  Notwithstanding the preceding sentence, no Awards may be granted if the sum of (i) the number of shares of Common Stock subject to such Awards, (ii) the number of shares of Common Stock subject to previously granted Awards that are outstanding on the date of the grant, (iii) the number of shares of Common Stock previously issued in settlement or upon exercise of previously granted Awards and (iv) the number of shares of Common Stock that previously vested under previously granted Stock Awards and Other Equity-Based Awards exceeds ten percent of the number of issued and outstanding shares of Common Stock, on a fully diluted basis (assuming the exercise of all outstanding Options and the conversion of all warrants and convertible securities into shares of Common Stock), on the date of the grant.

(b)           The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)           All of the shares of Common Stock that may be issued under this Plan may be issued in the form of incentive stock options or Corresponding SARs that are related to incentive stock options.

5.03.	Reallocation of Shares

If any Award expires, is forfeited or is terminated without having been exercised or is paid in cash without delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such Award or grant shall be available for the grant or settlement of other Awards under this Plan.  Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not increase the number of shares available for future grants of Awards.  If shares of Common Stock are issued in settlement of an SAR, the number of shares of Common Stock available under the Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR.  To the extent permitted by applicable law or the rules of any exchange on which the shares of Common Stock are listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not reduce the number of shares of Common Stock available for issuance under the Plan.

5.04.	Individual Award Limit

No individual may be granted Awards in any calendar year covering, or with respect to, more than 250,000 shares of Common Stock.  The preceding sentence shall not apply to an Incentive Award that is not granted with reference to a number of shares of Common Stock and that will be settled in cash.

ARTICLE VI

OPTIONS

6.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Awards; provided, however, that an Option may be granted only to an individual who provides direct services to the Company or an Affiliate.

6.02.	Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.  Except as provided in Article XII, the price per share of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted.  In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.	Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Transferable Options

Notwithstanding anything to the contrary in Section 6.04, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Notwithstanding the foregoing, an Option may not be transferred for consideration absent stockholder approval.

6.06.	Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.	Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock (or by attestation of ownership of Common Stock), by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee.  If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the date of exercise Fair Market Value of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.	Stockholder Rights

No Participant shall have any rights as a stockholder with respect to the shares of Common Stock subject to an Option until the date of exercise of such Option.

6.10.	Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII

SARS

7.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such Awards; provided, however, that an SAR may be granted only to an individual who provides direct services to the Company or an Affiliate.  No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.	Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant.  In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs

Notwithstanding anything to the contrary in Section 7.03, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.  Notwithstanding the foregoing, in no event may an SAR be transferred for consideration absent stockholder approval.

7.05.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07.	Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08.	Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of shares of Common Stock.

ARTICLE VIII

STOCK AWARDS

8.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such Awards.

8.02.	Vesting

The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee, including criteria or objectives stated with reference to one or more Performance Measures.

8.03.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.	Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that the Committee may prescribe that dividends paid on a Stock Award shall be accumulated and paid when, and to the extent that, the Stock Award becomes nonforfeitable and transferable.  In addition, during the period that the shares of Common Stock granted pursuant to a Stock Award are forfeitable or nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX

PERFORMANCE UNIT AWARDS

9.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom Performance Units are granted and will specify the number of shares of Common Stock covered by such Awards.  The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02.	Earning the Award

The Committee, on the date of the grant of an award, shall prescribe any terms and conditions that must be satisfied in order for the Performance Units to be earned.  By way of example and not of limitation, the Committee may prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee including criteria or objectives stated with reference to one or more Performance Measures.

9.03.	Payment

In the discretion of the Committee, the amount payable when Performance Units are earned may be settled in cash, by the issuance of shares of Common Stock or a combination thereof.  A fractional share of Common Stock shall not be deliverable when Performance Units are earned, but a cash payment will be made in lieu thereof.  The amount payable when Performance Units are earned shall be paid in a lump sum.

9.04.	Stockholder Rights

A Participant, as a result of receiving Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the Performance Units are earned and settled in Common Stock.  After Performance Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.05.

9.05.	Nontransferability

Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.	Transferable Performance Units

Notwithstanding anything to the contrary in Section 9.05, if the Agreement provides, Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of Performance Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Units except by will or the laws of descent and distribution.  Notwithstanding the foregoing, in no event may a Performance Unit be transferred for consideration absent stockholder approval.

9.07.	Employee Status

In the event that the terms of any Performance Unit provides that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X

OTHER EQUITY–BASED AWARDS

10.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests covered by such Awards.  The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02.	Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award.  The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement including the attainment of objectives stated with reference to one or more Performance Measures.  Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.

10.03.	Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion.  Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04.	Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05.	Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

ARTICLE XI

INCENTIVE AWARDS

11.01.	Award

In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made.  The maximum amount payable to a Participant in any calendar year under Incentive Awards that are not granted with reference to a number of shares of Common Stock and that will be settled in cash is $500,000.

11.02.	Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award.  Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including objectives stated with respect to one or more Performance Measures.

11.03.	Nontransferability

Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04.	Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05.	Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.06.	Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

ARTICLE XII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock that may be issued under the Plan, the limitation of Section 5.04 on the Awards that may be granted to any Participant and the terms of outstanding Awards shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a stock dividend, extra-ordinary cash dividend, stock split-up, subdivision or consolidation of shares that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action.  Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued under the Plan, the limitation of Section 5.04 on the Awards that may be granted to any Participant or the terms of Awards.

The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan, the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV

GENERAL PROVISIONS

14.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.	Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.	Withholding Taxes

Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan.  Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of Performance Units, SARs, Incentive Awards or Other Equity-Based Award) or a cash equivalent acceptable to the Committee.  Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee.  If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered, withheld or reduced shall be determined as of the day the tax liability arises and the number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the day preceding the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

14.05.	REIT Status

The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT.  No award shall be granted or awarded, and with respect to any award granted under the Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the capital stock ownership limit or aggregate capital stock ownership limit prescribed by the Company’s Articles of Incorporation or Charter, as amended from time to time) or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06.	Code Section 409A

All Awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12).  This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A.  If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A.  Each payment under an Award granted under this Plan shall be treated as a separate indentified payment for purposes of Section 409A.

If a payment obligation under an Award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulations sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

ARTICLE XV
CHANGE IN CONTROL

15.01.	Impact of Change in Control.

Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become earned and nonforfeitable in their entirety.

15.02.	Assumption Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control.  Such assumed or substituted award shall be of the same type of award as the original Award being assumed or substituted.  The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.03.	Cash-Out Upon Change in Control.

In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Award shall be cancelled in exchange for a payment.  The payment may be in cash, shares of Common Stock or other securities or consideration received by stockholders in the Change in Control transaction or, in the case of an Incentive Award, the entire amount that can be paid under the Award (and, if the amount payable in settlement of an Incentive Award is based on the value of Common Stock, that value shall be the price per share received by stockholders for each share of Common Stock in the Change in Control transaction).  Except as provided in the preceding sentence with respect to Incentive Awards, the amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award or (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated.  If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

15.04.	Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments (as hereinafter defined), that are subject to Code Sections 280G and 4999.  As provided in this Section 15.04, the Parachute Payments will be reduced pursuant to this Section 15.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount (as hereinafter defined), than a Participant would receive absent a reduction.

The Accounting Firm (as hereinafter defined), will first determine the amount of any Parachute Payments that are payable to a Participant.  The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”).  Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount.  If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner).  The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section 15.04, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”).  If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay such amount to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999.  If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date.  For purposes of this Section 15.04, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment.  The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment.  For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.  In addition, nothing in this Section 15.04 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI

AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding Awards.  In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan or reduce the option price of an outstanding Option or reduce the Initial Value of an outstanding SAR (in each case other than an adjustment pursuant to Article XII) or materially modify the requirements as to eligibility for participation in the Plan.

ARTICLE XVII

DURATION OF PLAN

No Award may be granted under this Plan after the day before the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by stockholders in accordance with Article XVIII.  Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII

EFFECTIVE DATE OF PLAN

69209.000001 EMF_US 35192305v2
Awards may be granted under this Plan on and after the date that the Plan is adopted by the Board, provided that no Award shall be exercisable, vested or settled unless, within twelve months after the Board’s adoption of the Plan, the Plan is approved by holders of a majority of the outstanding Common Stock entitled to vote  and present or represented by properly executed and delivered proxies at a duly held stockholders’ meeting at which a quorum is present or by unanimous consent of the stockholders